1 Sprague Resources LP Carbo Transaction March 16, 2017

2 Safe Harbor Forward-Looking Statements: Some of the statements in this presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “will,” “project,” “budget,” “potential,” or “continue,” and similar references to future periods. However, the absence of these words does not mean that a statement is not forward looking. Descriptions of our objectives, goals, plans, projections, estimates, anticipated capital expenditures, cost savings, strategy for customer retention and strategy for risk management and other statements of future events or conditions are also forward looking statements. These forward-looking statements involve risks and uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Although Sprague believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and involve risks that may affect our business prospects and performance causing actual results to differ from those discussed in the foregoing release. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of certain consents required in connection with the transaction which may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate Carbo's operations into those of Sprague; the possibility that the integration of Carbo into Sprague may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers); and, the ability of Sprague Resources GP LLC to retain certain key employees of Carbo. Other applicable risks and uncertainties related to our business have been described more fully in Sprague Resources LP’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2017, and in subsequent Form 10-Q and Form 8-K filings, and other documents filed with the SEC. Sprague undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. For a more detailed description of these and other risks and uncertainties, please see the “Risk Factors” section in our most recent Annual Report on Form 10-K and/or most recent Form 10-Q, Form 8-K and other items filed with the U.S. Securities and Exchange Commission and also available in the “Investor Relations” section of our website www.spragueenergy.com.

3 Carbo Terminals Refined Products Transaction Terms • On 3/16/2017, Sprague Resources LP (NYSE: SRLP) announced that its operating subsidiary, Sprague Operating Resources LLC, entered an agreement to purchase the Lawrence and Inwood, NY refined product terminal assets and associated refined products marketing business of Carbo Industries, Inc. and Carbo Realty, LLC (collectively “Carbo”) • Total consideration of approximately $70 million, plus inventory and other customary items, comprised of approximately $30 million in SRLP units, $10 million in cash paid at closing, and the balance in cash, paid ratably over ten years • Accretive to unitholders • Closing expected in Q2 2017 Assets overview • The two terminals have a combined gasoline and distillate capacity of 157,000 barrels • Secures significant gasoline throughput agreements with branded majors in key New York City market • Throughput revenue provides ratable cash flow further mitigating the impact of weather • Creates an opportunity to secure gasoline exchange agreements, expanding our product slate in other key markets • Combined annual throughput expected to be the largest in Sprague’s terminal network • Pipeline and barge supplied terminals allowing Sprague to leverage existing supply and logistics capabilities • Business expected to generate approximately $8 to $10 million of adjusted EBITDA1 annually 1See Non-GAAP Financial Measures at the end of this presentation

4 Sprague’s Expands Network in key New York Market Inwood, NY •25,000 Barrels of Distillate Storage •Fast access and low wait times •Preferred location for heating oil retailers •Supplied via Buckeye Pipeline Lawrence, NY •132,000 Barrels of Gasoline and Distillate storage •Multiple throughput agreements with branded gasoline majors and unbranded gasoline marketers •Additive injection capabilities to serve gasoline customers and offer premium distillate motor fuels •Supplied via Buckeye Pipeline, barge, or truck •Currently home to Sprague’s trucking operations

5 Non-GAAP Financial Measures Non-GAAP Financial Measures • Adjusted EBITDA is a measure not defined by United States generally accepted accounting principles (“GAAP”). We define adjusted EBITDA as net income (loss) before interest, income taxes, depreciation and amortization (which Sprague refers to as "EBITDA") adjusted for unrealized hedging gains and losses, in each case with respect to refined products and natural gas inventory, prepaid forward contracts and natural gas transportation contracts. • Sprague’s management uses certain non-GAAP financial measurements to evaluate its results of operations, including adjusted EBITDA. Adjusted EBITDA is one of the supplemental financial measures used by management to describe its operations and economic performance to investors, trade suppliers, research analysts and commercial banks to assess economic results of its operations; the market value of its inventory and natural gas transportation contracts for financial reporting to lenders, as well as for borrowing base purposes; and, repeatable operating performance that is not distorted by non-recurring items or market volatility. • Sprague believes that investors benefit from having access to the same financial measures that are used by its management and that these measures are useful to investors because they aid in comparing its operating performance with that of other companies with similar operations. Sprague's calculations of non-GAAP measures may not be comparable to similarly titled measures of other businesses because they may be defined differently by other companies. • You can find additional disclosures on our use of these non-GAAP measures, as well as reconciliations between GAAP and these non-GAAP measures, in Sprague's "Non-GAAP Measures Quarterly Supplement" located in the Investor Relations section of Sprague’s website at www.spragueenergy.com.